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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 333-38635 of Hall, Kinion & Associates, Inc. and Subsidiaries on Form S-8 of our reports dated January 24, 1998, appearing in this Annual Report on Form 10-K of Hall, Kinion & Associates, Inc. and Subsidiaries for the year ended December 28, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
March 26, 1998